UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2011

Ardea Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4939 Directors Place San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 652-6500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST

Item 7.01.	Regulation FD Disclosure

On September 7, 2011, Ardea Biosciences, Inc. (the “Company”) issued a press release regarding its End-of-Phase 2 meeting with the U.S. Food and Drug Administration relating to lesinurad, the Company’s product candidate for the treatment of gout. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

A copy of related presentation materials used by the Company at investor presentations from time to time is filed as Exhibit 99.2 to this Form 8-K. The Company does not intend to file any update of these presentation materials in the future. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description

99.1	Press release dated September 7, 2011.

99.2	Ardea Biosciences, Inc. presentation materials dated September 7, 2011 and to be used from time to time thereafter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.

Date: September 7, 2011	/s/ CHRISTIAN WAAGE
Christian Waage
General Counsel

EXHIBIT LIST

Exhibit Number	Document Description

99.1	Press release dated September 7, 2011.

99.2	Ardea Biosiences, Inc. presentation materials dated September 7, 2011 and to be used from time to time thereafter